Press Release

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Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FOURTH QUARTER OF FISAL 2019, INCREASES DIVIDEND BY 4%

•	Revenue: $557 million

•	Gross Margin: 64.0% GAAP (64.8% excluding special items)

•	EPS: $1.33 GAAP ($0.57 excluding special items)

•	Fiscal first quarter revenue outlook: $510 to $550 million

•	Quarterly dividend increased 4% to $0.48 per share

SAN JOSE, CA - July 30, 2019 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $557 million for its fourth quarter of fiscal 2019 ended June 29, 2019, a 3% increase from the $542 million revenue recorded in the prior quarter, and a 12% decrease from the same quarter of last year.

“Our June quarter results met our expectations, while we lowered both internal and distribution channel inventory. Given the soft business environment, we will continue to tightly manage inventory and spending in the September quarter,” said Tunc Doluca, President and Chief Executive Officer. “Today, we are announcing a 4% increase in our dividend, reflecting our commitment to return cash to shareholders and confidence in our long-term outlook.”

Fiscal Year 2019 Fourth Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the June quarter was $1.33, which benefitted from a $204 million tax reserve release. GAAP earnings per share, excluding special items was $0.57. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the fourth quarter of fiscal 2019, total cash, cash equivalents and short-term investments were $1.9 billion, flat from the prior quarter.
Notable items included:

•	Cash flow from operations: $237 million

•	Capital expenditures: $31 million

•	Dividends paid: $125 million ($0.46 per share)

•	Stock repurchases: $102 million

Adjusted trailing twelve months free cash flow was $793 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the September 2019 quarter was $391 million. Based on the beginning backlog and expected turns, our results for the September 2019 quarter are forecasted to be as follows:

•	Revenue: $510 to $550 million

•	Gross Margin: 62% to 64% GAAP (63% to 65% excluding special items)

•	EPS: $0.45 to $0.51 GAAP ($0.46 to $0.52 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
Our Board of Directors approved a 4% increase in the quarterly dividend. A cash dividend of $0.48 per share will be paid on September 13, 2019, to stockholders of record on August 29, 2019.

Conference Call
Maxim Integrated has scheduled a conference call on July 30 at 2:00 p.m. Pacific Time to discuss its financial results for the fourth quarter of fiscal 2019 and its business outlook. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended			Year Ended
	June 29, 2019	March 30, 2019	June 30, 2018	June 29, 2019	June 30, 2018
	(in thousands, except per share data)
Net revenues	$556,545	$542,383	$633,154	$2,314,329	$2,480,066
Cost of goods sold	200,154	201,552	214,486	813,823	853,945
Gross margin	356,391	340,831	418,668	1,500,506	1,626,121
Operating expenses:
Research and development	105,136	107,075	112,056	435,222	450,943
Selling, general and administrative	75,130	74,116	82,611	308,617	322,918
Intangible asset amortization	756	756	844	3,041	4,467
Impairment of long-lived assets	—	—	—	753	892
Severance and restructuring expenses	1,715	1,744	833	5,632	15,060
Other operating expenses (income), net	83	—	(71)	143	(1,607)
Total operating expenses	182,820	183,691	196,273	753,408	792,673
Operating income	173,571	157,140	222,395	747,098	833,448
Interest and other income (expense), net	4,079	3,318	1,305	7,323	(8,563)
Income before taxes	177,650	160,458	223,700	754,421	824,885
Provision for (benefit from) income taxes (1)(2)	(189,908)	29,845	29,528	(73,065)	357,567
Net income	$367,558	$130,613	$194,172	$827,486	$467,318

Earnings per share:
Basic	$1.35	$0.48	$0.70	$3.01	$1.66
Diluted	$1.33	$0.47	$0.68	$2.97	$1.64

Shares used in the calculation of earnings per share:
Basic	272,382	273,221	279,304	274,966	280,979
Diluted	275,834	276,610	283,934	278,777	285,674

Dividends paid per share	$0.46	$0.46	$0.42	$1.84	$1.56

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended			Year Ended
	June 29, 2019	March 30, 2019	June 30, 2018	June 29, 2019	June 30, 2018
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$4,038	$5,008	$11,759	$22,829	$46,064
Total	$4,038	$5,008	$11,759	$22,829	$46,064

Operating expenses:
Intangible asset amortization	$756	$756	$844	$3,041	$4,467
Impairment of long-lived assets	—	—	—	753	892
Severance and restructuring	1,715	1,744	833	5,632	15,060
Other operating expenses (income), net	83	—	(71)	143	(1,607)
Total	$2,554	$2,500	$1,606	$9,569	$18,812

Interest and other expense (income), net	$(2,980)	$(857)	$(941)	$(4,565)	$(1,243)
Total	$(2,980)	$(857)	$(941)	$(4,565)	$(1,243)

Provision for (benefit from) for income taxes:
Impact of U.S. tax legislation (1)	$47,703	$(1,056)	$—	$68,729	$243,550
Impact of income tax audit settlements (2)	(251,599)	—	—	(251,599)	—
Total	$(203,896)	$(1,056)	$—	$(182,870)	$243,550

(1) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(2) Includes effect of income tax audit settlements.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 29, 2019	March 30, 2019	June 30, 2018
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,757,342	$1,654,563	$1,543,484
Short-term investments	140,990	243,864	1,082,915
Total cash, cash equivalents and short-term investments	1,898,332	1,898,427	2,626,399
Accounts receivable, net	360,016	381,152	280,072
Inventories	246,512	272,832	282,390
Other current assets	34,640	24,358	21,548
Total current assets	2,539,500	2,576,769	3,210,409
Property, plant and equipment, net	577,722	571,955	579,364
Intangible assets, net	56,242	61,036	78,246
Goodwill	532,251	532,251	532,251
Other assets	38,267	61,843	51,291
TOTAL ASSETS	$3,743,982	$3,803,854	$4,451,561

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$84,335	$86,798	$92,572
Price adjustment and other revenue reserves	100,490	106,011	—
Income taxes payable	33,765	44,179	17,961
Accrued salary and related expenses	118,704	128,365	151,682
Accrued expenses	33,873	33,644	35,774
Current portion of long-term debt	—	—	499,406
Total current liabilities	371,167	398,997	797,395
Long-term debt	992,584	992,225	991,147
Income taxes payable	469,418	688,780	661,336
Other liabilities	65,537	61,105	70,743
Total liabilities	1,898,706	2,141,107	2,520,621

Stockholders' equity:
Common stock and capital in excess of par value	272	279	279
Retained earnings	1,856,358	1,672,938	1,945,646
Accumulated other comprehensive loss	(11,354)	(10,470)	(14,985)
Total stockholders' equity	1,845,276	1,662,747	1,930,940
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,743,982	$3,803,854	$4,451,561

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three months ended			Year Ended
	June 29, 2019	March 30, 2019	June 30, 2018	June 29, 2019	June 30, 2018

Cash flows from operating activities:
Net income	$367,558	$130,613	$194,172	$827,486	$467,318
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	22,004	22,820	19,753	86,977	78,685
Depreciation and amortization	25,569	27,182	36,083	110,745	144,974
Deferred taxes	26,118	(3,955)	21,458	13,957	27,715
Loss from sale of property, plant and equipment	643	428	423	3,967	995
Impairment of long-lived assets	—	—	—	—	42
Impairment of investment in privately-held companies	(268)	(371)	—	(3)	850
Changes in assets and liabilities:
Accounts receivable	15,615	(14,323)	40,480	21,090	(19,714)
Inventories	26,383	6,123	(9,450)	36,003	(32,776)
Other current assets	(11,875)	3,561	(212)	(14,901)	32,368
Accounts payable	699	(13,372)	6,131	(10,272)	9,560
Income taxes payable	(229,776)	20,401	(163,010)	(176,114)	117,654
Deferred margin on shipments to distributors	—	—	—	—	(14,974)
All other accrued liabilities	(5,203)	27,831	831	(23,095)	6,767
Net cash provided by operating activities	237,467	206,938	146,659	875,840	819,464
Cash flows from investing activities:
Purchases of property, plant and equipment	(30,653)	(21,257)	(12,118)	(82,823)	(65,782)
Proceeds from sales of property, plant and equipment	306	32	62	340	5,823
Proceeds from sales of available-for-sale securities	—	2,939	7,287	30,192	107,291
Proceeds from maturity of available-for-sale securities	103,431	308,529	330,749	1,130,514	753,249
Payment in connection with business acquisition, net of cash acquired	—	—	—	(2,949)	(57,773)
Purchases of available-for-sale securities	—	—	(325,063)	(214,587)	(1,447,354)
Purchases of privately-held companies' securities	(1,500)	(770)	(2,164)	(3,176)	(5,520)
Other investing activities	(60)	(540)	—	(600)	—
Net cash provided by (used in) investing activities	71,524	288,933	(1,247)	856,911	(710,066)
Cash flows from financing activities:
Contingent consideration paid	—	(1,052)	—	(9,052)	—
Net issuance of restricted stock units	(6,663)	(9,582)	(9,148)	(29,689)	(30,310)
Repayment of notes payable	—	—	—	(500,000)	—
Proceeds from stock options exercised	5,414	5,143	1,626	24,400	28,009
Issuance of common stock under employee stock purchase program	22,486	—	21,346	40,175	36,321
Repurchase of common stock	(102,104)	(116,991)	(128,024)	(539,151)	(407,968)
Dividends paid	(125,345)	(125,566)	(117,321)	(505,576)	(438,087)
Net cash used in financing activities	(206,212)	(248,048)	(231,521)	(1,518,893)	(812,035)
Net increase (decrease) in cash and cash equivalents	102,779	247,823	(86,109)	213,858	(702,637)
Cash and cash equivalents:
Beginning of period	$1,654,563	$1,406,740	$1,629,593	$1,543,484	$2,246,121
End of period	$1,757,342	$1,654,563	$1,543,484	$1,757,342	$1,543,484

Total cash, cash equivalents, and short-term investments	$1,898,332	$1,898,427	$2,626,399	$1,898,332	$2,626,399

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended			Year Ended
	June 29, 2019	March 30, 2019	June 30, 2018	June 29, 2019	June 30, 2018
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$356,391	$340,831	$418,668	$1,500,506	$1,626,121
GAAP gross profit %	64.0%	62.8%	66.1%	64.8%	65.6%

Special items:
Intangible asset amortization	4,038	5,008	11,759	22,829	46,064
Total special items	4,038	5,008	11,759	22,829	46,064
GAAP gross profit excluding special items	$360,429	$345,839	$430,427	$1,523,335	$1,672,185
GAAP gross profit % excluding special items	64.8%	63.8%	68.0%	65.8%	67.4%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$182,820	$183,691	$196,273	$753,408	$792,674

Special items:
Intangible asset amortization	756	756	844	3,041	4,467
Impairment of long-lived assets	—	—	—	753	892
Severance and restructuring	1,715	1,744	833	5,632	15,060
Other operating expenses (income), net	83	—	(71)	143	(1,607)
Total special items	2,554	2,500	1,605	9,569	18,812
GAAP operating expenses excluding special items	$180,266	$181,191	$194,667	$743,839	$773,862

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$367,558	$130,613	$194,172	$827,486	$467,318

Special items:
Intangible asset amortization	4,794	5,764	12,603	25,870	50,531
Impairment of long-lived assets	—	—	—	753	892
Severance and restructuring	1,715	1,744	833	5,632	15,060
Other operating expenses (income), net	83	—	(71)	143	(1,607)
Interest and other expense (income), net	(2,980)	(857)	(941)	(4,565)	(1,243)
Pre-tax total special items	3,612	6,651	12,424	27,833	63,633
Other income tax effects and adjustments (1)	(11,271)	7,506	1,194	4,747	(898)
Impact of U.S. tax legislation (2)	47,703	(1,056)	—	68,729	243,550
Impact of income tax audit settlements (3)	(251,599)	—	—	(251,599)	—
GAAP net income excluding special items	$156,003	$143,714	$207,790	$677,196	$773,603

GAAP net income per share excluding special items:
Basic	$0.57	$0.53	$0.74	$2.46	$2.75
Diluted	$0.57	$0.52	$0.73	$2.43	$2.71

Shares used in the calculation of earnings per share excluding special items:
Basic	272,382	273,221	279,304	274,966	280,979
Diluted	275,834	276,610	283,934	278,777	285,674

(1) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(2) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(3) Includes effect of income tax audit settlements.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, and significant non-recurring and period specific tax items, which vary in size and frequency, including certain tax charges resulting from U.S. tax legislation that was enacted on December 22, 2017. We used a long-term average tax rate to compute the GAAP tax provision excluding special items for the first and second quarters of fiscal year 2018; that long-term average tax rate was the weighted average of our normalized fiscal year GAAP tax rate, excluding special items over a four-year period, that included fiscal year 2018 and the three prior fiscal years. A long-term average tax rate was not used for the third and fourth quarters of fiscal year 2018 or for fiscal year 2019 because, due to the impacts of tax reform, a long-term average tax rate was no longer appropriate.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its first quarter of fiscal 2020 ending September 2019, which includes revenue, gross margin and earnings per share, as well as the Company’s plan to continue to tightly manage inventory and spending in the September quarter given the soft business environment.  These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331618000031/maxim10-kfy2018.htm.
All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations